Exhibit 99.2

REVER HOLDINGS, LLC

Condensed Consolidated Financial Statements

As Of March 31, 2021 And For The

Three Months Ended March 31, 2021

rever holdings, LLC

INDEX TO condensed CONSOLIDATED FINANCIAL STATEMENTS

Page

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

Unaudited Condensed Consolidated Balance Sheet	3

Unaudited Condensed Consolidated Statement of Operations	4

Unaudited Condensed Consolidated Statement of Cash Flows	5

Notes to the Unaudited Condensed Consolidated Financial Statements	6

Rever holdings, LLC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

March 31,
2021
ASSETS
Current assets
Cash and cash equivalents	$533,342
Accounts receivable, net	446,139
Inventories	1,143,471
Prepaids and other current assets	114,911
Total current assets	2,237,863

Right-of-use asset	718,013
Property, plant and equipment, net	213,887
Intangible assets, net	60,033
Other assets	110,318
Total assets	$3,340,114

LIABILITIES AND MEMBERS DEFICIT
Current liabilities
Accounts payable	$782,499
Accounts payable - related party	5,558,349
Accrued and other current liabilities	456,539
Current portion of lease liabilities	192,608
Notes payable	248,396
Current Liabilities	7,238,391

Lease liabilities	525,405
Total liabilities	7,763,796

Commitments and Contingencies - Note 10

Member's deficit
Member's capital	661,000
Accumulated deficit	(5,084,683)
Total members' deficit	(4,423,683)
Total liabilities and members' deficit	$3,340,113

See the accompanying notes to these unaudited condensed consolidated financial statements.

rever holdings, llc.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

Three months
ended March 31,
2021
Revenue	$518,532
Cost of goods sold	1,318,257
Gross profit	(799,725)

Operating expenses:
Sales and marketing	303,586
General and administration	434,466
Total operating expenses	738,052
Loss from operations	(1,537,777)

Other income (expenses):
Other income	—
Other expense	(1,359)
Total other expenses	(1,359)
Net loss	(1,539,136)

See the accompanying notes to these unaudited condensed consolidated financial statements.

rever holdings, llc.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

Three Months
Ended March 31,
2021
Cash flows from operating activities:
Net loss	(1,539,136)
Adjustments to reconcile net loss to net cash provided operating activities:
Depreciation expense	18,021
Amortization of intangible assets	632
Change in operating assets and liabilities:
Accounts receivable	5,509
Inventories	346,051
Prepaids and other current assets	(96,513)
Other assets	13
Accounts payable	(106,601)
Accounts payable - related party	1,216,921
Accrued and other current liabilities	387,036
Lease liabilities	22,473
Net cash provided by operating activities	254,406
Cash flow from investing activities
Purchases of property, plant and equipment	(28,012)
Net cash used in investing activities	(28,012)
Net increase in cash and cash equivalents	226,394
Cash and cash equivalents, beginning of the year	306,948
Cash and cash equivalents, end of the year	$533,342

See the accompanying notes to these unaudited condensed consolidated financial statements.

rever holdings, llc.

NOTES TO FINANCIAL STATEMENTS

Note 1: Description of Business Nature of Operations

On December 20, 2018 Rever Holdings, LLC. ("the Company", "Rever") was created by Left Coast Ventures, Inc. ("LCV") the sole member, as a holding company for recently registered Eko Holdings, LLC. ("Eko") and Lief Holdings, LLC. ("Lief").  Eko and Lief were created to manufacture brand development, and distribution CBD infused products including third party CBD infused products. Wholly owned, licensed, and/or distributed brands within the Rever's portfolio include: SoulSpring™ CBD, and Provault™ CBD.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and the accounting policies set out below have been applied. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations have been reflected herein.

Principles of Consolidation

The accompanying condensed consolidated financial statements include the assets, liabilities, revenue and expenses of all wholly-owned and majority-owned subsidiaries over which the Company exercises control and, when applicable, entities in which the Company has a controlling financial interest or is the primary beneficiary.  All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services in accordance with ASU 2014-09, Revenue from Contracts with Customers ("Topic 606").  The Company enters into contracts that can include various products, which are generally capable of being distinct and accounted for as separate performance obligations.  Revenue is recognized net of any taxes collected from customers, which are subsequently remitted to governmental authorities.  The revenue recognition policy is consistent for sales generated directly with customers and sales generated indirectly through solution partners and resellers.

Revenues are recognized upon the application of the following steps:

1. Identification of a contract or contracts with a customer;

2. Identification of performance obligation(s) in the contract;

3. Determination of the transaction price;

4. Allocation of the transaction price to the performance obligations in the contract; and

5. Recognition of revenue when, or as, the performance obligation is satisfied.

Contracts with customers are at the point of sale and while often include transfer multiple products to a customer; they do not require future obligations.  The Company generally considers each transaction as a separate performance obligation.  Products are generally sold without a right of return, except for the extremely rare instance of a significant product defect identified upon delivery, which is not considered a separate performance obligation.

The Company allocates the transaction price for each contract to each performance obligation based on the relative standalone selling price ("SSP") for each performance obligation.  The Company uses judgment in determining the rever holdings, llc.

NOTES TO FINANCIAL STATEMENTS

SSP for products.  The Company typically determines an SSP range for its products which are reassessed on a periodic basis or when facts and circumstances change.  For all performance obligations (multiple products), the Company is able to determine SSP based on the observable prices of products sold separately in comparable circumstances to similar customers.

In certain instances, the Company may provide incentives and discounts.  The discounts are generally applied to promotional products.  The discounts are determinable and fixed at the inception of the contract and accounted for as a reduction of the purchase price. Contracts do not include a significant financing component.

The majority of customer contracts, which may be in the form of purchase orders, or contracts contain performance obligations for delivery of agreed upon products.  Typically, when a customer contract contains multiple performance obligations, satisfaction of these obligations occurs simultaneously, at a single point in time (or within the same accounting period).  Transfer of control typically occurs at the time of delivery and title and the risks and rewards of ownership have passed to the customer, and the Company has a right to payment.  Thus, the Company generally recognizes revenue upon delivery of the product.

All shipping and handling activities are performed before the customers obtain control of products and accounted for as cost of goods sold.

The Company does not have any customer contracts that contain future deliverables that meet the definition of unsatisfied performance obligations in accordance with Topic 606.

Leases

ASC 842, Leases ("ASC 842"), requires lessees to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases.  Under ASC 842, a lessee is required to recognize assets and liabilities for leases with terms of more than 12 months.  Lessor accounting remains substantially similar to current U.S. GAAP. ASC 842 also provides a package of transition practical expedients that allow an entity to not reassess (1) whether any expired or existing contracts contain a lease, (2) the lease classification of any expired or existing lease, and (3) initial direct costs for any existing lease.

Effective October 1, 2019, the Company adopted ASC 842 using the modified retrospective method. Under the available practical expedient, the Company accounts for the lease and non-lease components as a single lease component for all classes of underlying assets as both a lessee and lessor.  Further, the Company elected a short-term lease exception policy on all classes of underlying assets, permitting the Company to not apply the recognition requirements of ASC 842 to short-term leases (i.e. leases with terms of 12 months or less).

Right-Of-Use ("ROU") assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the corresponding obligation to make lease payments arising from the lease.  Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term.  Variable lease payments are not included in the calculation of the ROU asset and lease liability due to uncertainty of the payment amount and are recorded as lease expense in the period incurred.  As most of the leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments.  The Company uses the implicit rate when readily determinable.  The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Note 3: Concentration of Credit Risk

Financial instruments that subject the Company to potential concentrations of credit risk consist principally of cash and trade accounts receivable.  The Company maintains its cash primarily in U.S. bank accounts, which at times may exceed federally insured limits.  At March 31, 2021, the Company did have approximately $29,500 uninsured cash and cash equivalents.

rever holdings, llc.

NOTES TO FINANCIAL STATEMENTS

There were four customers that accounted for more than 10% of the Company's accounts receivables as of
March 31, 2021.  There were three customers that accounted for more than 10% of the Company's revenue for the year ended March 31, 2021.

Note 4: Related Party Transactions

In the normal course of business, the Company enters into various unsecured and non-interest bearing transactions between related parties.  The majority of related party activity relates to operational funding requests and services provided.  Balance sheet netting is performed on an individual related party basis when the right of offset exists based on historical precedence.

At March 31, 2021, the Company had amounts due to Left Coast Ventures (parent company), of $5,558,349 for short-term working capital advances which is recorded in "Accounts payable – related party" on the accompanying balance sheet and are considered short-term.

Note 5: Inventories

Inventories consist of raw materials and finished goods. Finished goods consist of distillates & crude oil extracted from cannabis plant material as well as cannabis flower held for resale, and raw materials consist of the harvested cannabis plant material.

At March 31, 2021, inventories consisted of the following:

March 31, 2021
Finished goods	$1,143,471
Total inventory	$1,143,471

Note 6: Property, Plant and Equipment

At March 31, 2021, property, plant and equipment, net consisted of the following:

Computer Equipment	$10,358
Machinery and Equipment	235,072
Leasehold Improvements	69,300
Total	314,730
Less: accumulated depreciation	(100,843)
$213,887

For the three months ended March 31, 2021 depreciation expense was $18,021.

Note 7: Intangible Assets

At March 31, 2021, intangible assets, net consisted of the following:

Tradenames	$91,000
Less: Accumulated amortization	(30,967)
$60,033

Amortization expense for the three months ended March 31, 2021 was $632. Estimated amortization expense for the remaining nine months ending December 31, 2021 is $5,688 and each of the ensuing years through December 31, 2029 is $7,584 per year (except for 2029 which will be $1,264).

rever holdings, llc.

NOTES TO FINANCIAL STATEMENTS

Note 8: Leases

Operating Leases

The Company leases its business facilities from third parties under operating agreements. The leases expire under various terms through 2029.

As of March 31, 2021, the Company’s right-of-use assets were $718,013, the Company’s current maturities of operating lease liabilities were $192,608, and the Company’s noncurrent lease liabilities were $525,405.

The table below presents lease related terms and discount rates as of March 31, 2021.

Weighted average lease term
Operating leases	41
Weighted average discount rate
Operating leases	11.36%

The reconciliation of the maturities of the operating leases to the lease liabilities recorded in the condensed consolidated balance sheet as of March 31, 2021 are as follows:

For the three months ended March 31, 2021, total lease expenses was $62,236.

Note 9: Commitments and Contingencies

Litigation

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Legal fees for such matters are expensed as incurred and the Company accrues for adverse outcomes as they become probable and estimable.  Currently, there is no pending litigation against the Company.

Contractual Agreements with Cultivators

The Company enters into several agreements with cultivators whereby the Company splits the proceeds from the sale of the finished goods (i.e., distillates/oil) produced from the cultivators’ supplied raw materials which represents the cost of the raw materials used to produce the finished goods.  The Company is unable to determine a reasonable estimate to record the cost of these raw materials as inventory due to certain variables. These variables include the quantity of distillates and oil extracted from cultivators’ supplied raw materials, the quality of distillates and oil, and market price fluctuations, among others.  The Company records the cost of these materials as cost of goods sold in the same accounting period that revenue is recorded and considers these agreements to be similar to a royalty arrangement.

Note 10: Subsequent Events

The Company has evaluated subsequent events through July 28, 2021, the date the condensed consolidated financial statements were available to be issued.

On May 14, 2021, the PPP Loan from May 3, 2020, in the amount of $248,396 was forgiven by the SBA and the Company recorded full amount as other income related to the forgiveness of the PPP Loan.

On May 17, 2021, the Company entered into an Asset Purchase Agreement ("Transaction") to sell the operating assets and corresponding liabilities of the company combined with the coconut water business line of products, including certain assets and liability of the business line to a third party ("Buyer").  Consideration for the Transaction amounted to $4,000,000 in cash and 827,400 shares of the Buyer's common stock.